Supplement to the currently effective  Statements of Additional  Information for
--------------------------------------------------------------------------------
the listed portfolios:
----------------------

Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Pathway Series: Growth Portfolio


The following  information  supplements  or replaces  related  disclosure in the
"Investment   Policies  and  Techniques  for  the  Portfolios"  section  of  the
Portfolios' Statement of Additional Information:


Growth Portfolio

The Growth Portfolio seeks long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 10-12 years or longer.


All Portfolios:

The Underlying Scudder Funds

Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of the Portfolio's shares, (b) change the percentages of the Portfolio's assets invested in each of the Underlying Scudder Funds in response to changing market conditions, and (c) maintain or modify the allocation of the Portfolio's assets in accordance with the investment mixes described below. Portfolio managers will allocate Portfolio assets among the Underlying Scudder Funds in accordance with predetermined percentage ranges, based on the Advisor's outlook for the financial markets, the world's economies and the relative performance potential of the Underlying Scudder Funds. The Underlying Scudder Funds have been selected to represent a broad spectrum of investment options for the Portfolios, subject to the following investment ranges: (Conservative) 45-75% fixed income mutual funds, 25-55% equity mutual funds; (Moderate) 45-75% equity mutual funds, 25-55% fixed income mutual funds; and (Growth) 60-90% equity mutual funds, 10-40% fixed income mutual funds.

The following supplements the list of the Underlying Funds in which the Portfolios may invest:

-------------------------------------------------------------------------------------------------------------
Conservative Portfolio                Moderate Portfolio                  Growth Portfolio
Underlying Scudder Funds              Underlying Scudder Funds            Underlying Scudder Funds
------------------------              ------------------------            ------------------------

-------------------------------------------------------------------------------------------------------------
Equity Mutual Funds                   Equity Mutual Funds                 Equity Mutual Funds
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Scudder Blue Chip Fund                Scudder Blue Chip Fund              Scudder Blue Chip Fund
Scudder Flag Investors Equity         Scudder Flag Investors Equity       Scudder Flag Investors Equity
Partners Fund                         Partners Fund                       Partners Fund
Scudder Flag Investors Value          Scudder Flag Investors Value        Scudder Flag Investors Value
Builder Fund                          Builder Fund                        Builder Fund
Scudder Flag Investors                Scudder Flag Investors              Scudder Flag Investors
Communications Fund                   Communications Fund                 Communications Fund
Scudder Aggressive Growth Fund        Scudder Aggressive Growth Fund      Scudder Aggressive Growth Fund
Scudder Growth Fund                   Scudder Growth Fund                 Scudder Growth Fund
Scudder Mid Cap Fund                  Scudder Mid Cap Fund                Scudder Mid Cap Fund
Scudder Micro Cap Fund                Scudder Micro Cap Fund              Scudder Micro Cap Fund
Scudder Japanese Equity Fund          Scudder Japanese Equity Fund        Scudder Japanese Equity Fund
Scudder RREEF Real Estate             Scudder RREEF Real Estate           Scudder RREEF Real Estate
Securities Fund                       Securities Fund                     Securities Fund
Scudder Technology Fund               Scudder Technology Fund             Scudder Technology Fund
-------------------------------------------------------------------------------------------------------------

Scudder Blue Chip Fund. The fund seeks growth of capital and of income. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of 12/31/03, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

Scudder Flag Investors Equity Partners Fund. The fund seeks to achieve long-term growth of capital and, secondarily, current income. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

Scudder Flag Investors Value Builder Fund. The fund sees to maximize total return through a combination of long-term growth of capital and current income. The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. Under normal market conditions, between 40% and 75% of the fund's assets will be invested in common stocks and at least 25% of the fund's assets will be invested in bonds. In selecting investments for the fund, the fund's investment advisor and subadvisor determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

Scudder Flag Investors Communications Fund. The fund seeks to maximize total return. Under normal circumstances, the fund will invest at least 80% of its net assets, at the time the security is purchased, in securities of companies in the communications field. The fund normally focuses on the securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

Scudder Aggressive Growth Fund. The fund seeks capital appreciation through the use of aggressive investment techniques. The fund normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the fund's stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector. A sector is typically made up of numerous industries.

Scudder Growth Fund. The fund seeks growth of capital through professional management and diversification of investments in securities that the investment manager believes have the potential for capital appreciation. These investments are primarily common stocks, but may include preferred stocks and securities convertible into common stocks. The fund normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $3.73 billion).

Scudder Mid Cap Fund. The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

Scudder Micro Cap Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

Scudder Japanese Equity Fund. The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Scudder Investors Portfolios Trust (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

Scudder RREEF Real Estate Securities Fund. The fund's investment objective is long-term capital appreciation and current income. The fund invests primarily in real estate securities. Under normal circumstances, the fund intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Scudder Technology Fund. The fund seeks growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computers/hardware. The fund may invest in companies of any size.










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June 28, 2004